Exhibit 99.1

SMART Global Holdings to Acquire Cree’s LED Business

Transformative Acquisition Significantly Advances Growth and Diversification Strategy

Builds on Leadership as Global Provider of Specialty Solutions with

Entrance into Niche LED Lighting Markets

Expected to be Immediately Accretive to Non-GAAP EPS and Free Cash Flow

NEWARK, CA October 19, 2020 -- SMART Global Holdings, Inc. (Nasdaq: SGH) today announced that it has entered into a definitive agreement with Cree, Inc. (Nasdaq: CREE) to purchase the Cree LED Products business unit (“Cree LED”) for up to $300 million, including fixed upfront and deferred payments and contingent consideration.

SMART is a global leader in specialty solutions serving the electronics industry for over 30 years across the memory, computing, and storage markets. Cree LED comprises a broad portfolio of highly efficient LED chips and high-performance LED components and represents one of the strongest global brands in the LED business. Leveraging SMART’s comprehensive global platform and proven operational excellence, Cree LED will be well positioned to continue to deliver industry-leading LED products and solutions.

“As a leader in LED technology with a highly respected brand and expansive patent portfolio, Cree LED has a track record of delivering best-in-class solutions through well-established distribution and sales channels,” said Mark Adams, President & CEO of SMART Global Holdings. “The addition of Cree LED significantly advances our growth and diversification strategy. We see a meaningful opportunity to expand our business into specialty lighting and continue to drive value for our customers, employees, and shareholders. We are excited about this transformational transaction and look forward to welcoming the Cree LED team to the SMART family.”

“We are pleased to announce the sale of our LED Products business to SMART, which represents another key milestone in our transformational journey to create a pure-play global semiconductor powerhouse,” said Cree CEO Gregg Lowe. “This transaction uniquely positions Cree with a sharpened strategic focus to lead the industry transition from silicon to silicon carbide. SMART has a strong platform and a solid track record of successfully acquiring and integrating businesses with a focus on specialty solutions.”

Compelling Strategic and Financial Benefits

•	Leading positions in compelling markets: Cree LED provides best-in-class, high-power technology to niche markets, within the large global LED lighting industry, including general lighting, specialty lighting, large-format video screens and outdoor and architectural lighting.

•	Strong track record of innovation: With a highly focused R&D-centric strategy, Cree LED is a technology leader with more than 2,000 patents, offering a broad portfolio of specific, application-optimized solutions with notable expertise in high-power applications and color technology.

•	Global customer and distribution network: With locations in the United States, China and Hong Kong, Cree LED serves over 1,000 customers through direct sales as well as a strong global distribution network.

•	Broad strengths and added capabilities: Cree LED adds more than 2,000 colleagues to our workforce, including ~200 engineers, a strong leadership and general management team, as well as strength in R&D, sales and marketing, and extensive global channel management.

•	Enhances financial profile and is expected to be immediately accretive: The transaction is expected to be immediately accretive to Gross Margin, Adjusted EBITDA, Non-GAAP EPS and Free Cash Flow, while providing greater consistency to overall earnings profile.

Mr. Adams continued, “We see meaningful upside opportunity at Cree LED as we leverage SMART’s proven operating system and believe that with renewed focus, strong operating discipline, transformative manufacturing expertise, and synergistic cost benefits, we will deliver significant shareholder value.”

Transaction Terms and Financing

Under the terms of the agreement, which has been approved by the boards of directors of both companies, SMART will make an initial cash payment of $50 million upon closing and an additional $125 million in a seller-financed note payable interest only until a balloon payment due in August 2023. Cree has the potential to receive an earn-out payment of up to $125 million based on the revenue and gross profit performance of Cree LED in the first full four quarters post-transaction close, payable in the form of a three-year seller note. The transaction is subject to required regulatory approvals and satisfaction of customary closing conditions. The seller-financed notes will accrue interest at an annual rate of LIBOR plus 3% payable quarterly.

Following the close of the transaction, which is expected to occur in the first calendar quarter of 2021, SMART expects to license and incorporate the Cree LED brand and trademarks into the SMART portfolio of businesses.

Advisors

Barclays is acting as financial advisor and O’Melveny & Myers is acting as legal advisor to SMART.

Conference Call and Webcast Information

SMART will also host a conference call to discuss the transaction. A live webcast and the accompanying presentation relating to the transaction will be available in the “Investors” section of SMART’s website at www.ir.smartm.com in advance of the conference call.

SMART Conference Call Information

Date:	October 19, 2020
Time:	8:30 am Eastern Time (ET)
Dial-in #:	(US toll-free) +1-866-487-6452 / (International toll) +1 213-660-0710
Passcode:	3097954
Webcast:	www.smartgh.com

A replay of the conference call will be accessible for one week following the call as follows:

Replay:  +1-855-859-2056 (US), or +1-404-537-3405 (International); Passcode: 3097954; or through the Investors section of the SMART website at www.smartgh.com

About SMART Global Holdings

The SMART lines of business are leading designers and manufacturers of electronic products focused on memory, computing and storage technology areas. SMART specializes in application specific product development and support for customers in enterprise, government and OEM sales channels. Customers rely on SMART as a strategic supplier with top tier customer service, product quality, and technical support with engineering, sales, manufacturing, supply chain and logistics capabilities worldwide. SMART targets customers in markets such as communications, storage, networking, mobile, industrial automation, industrial internet of things, government, military, edge computing and high performance computing. SMART operates in three primary product areas: Specialty Memory products, Brazil products and Specialty Compute and Storage Solutions.

For more information about SMART Global Holdings business units, please refer to www.smartm.com.

Forward-Looking Statements

This release contains, and statements made during the above-referenced conference call or contained in our investor presentation will contain “forward-looking statements” including among other things, statements regarding future events and the future financial performance of SMART (including the business outlook for the next fiscal quarter) and statements regarding growth drivers in SMART’s industries and markets. These statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including but not limited to: our inability to obtain or delays in obtaining all regulatory approvals and otherwise completing all steps required to close on the acquisition of Cree LED; issues, delays or complications in completing the acquisition of Cree LED or in the transitioning the carveout of Cree LED to a standalone business separate from Cree, Inc.; incurring unanticipated costs in completing the acquisition of Cree LED; the ability of Cree LED to generate anticipated revenue and profits post-transaction close; risks associated with integration or transition of the operations, assets, systems and personnel of Cree LED; unfavorable reaction to the sale by customers, competitors, suppliers and employees of Cree LED; risks relating to the COVID-19 pandemic that might delay or otherwise impact our ability to complete the transaction or transition operations and employees of Cree LED; business and economic conditions and growth trends in the technology industry, our customer markets and various geographic regions; global economic conditions and uncertainties in the geopolitical environment; disruptions in our operations or in global markets as a result of the outbreak of COVID-19; changes in trade regulations or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including additional investments in new products, additional capacity and acquisitions; the DRAM market and the temporary and volatile nature of pricing trends; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products; slowing or contraction of growth in the memory market in Brazil; reduction in or termination of incentives for local manufacturing in Brazil; changes to applicable tax regimes or rates; prices for the end products of our customers; fluctuations in material costs and availability; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors; changes in the availability of supply of materials, components or memory products; the inability of Penguin Computing to obtain and retain security clearances to expand its government business; and other factors and risks detailed in SMART’s filings with the Securities and Exchange Commission. Such factors and risks as outlined above and in such filings may not constitute all factors and risks that could cause actual results of SMART to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. SMART and its subsidiaries operate in a continually changing business environment and new factors emerge from time to time. SMART cannot predict such factors, nor can it assess the impact, if any, from such factors on SMART or its subsidiaries’ results. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. These forward-looking statements are made as of today, and SMART does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Non-GAAP Information

Certain non-GAAP financial measures are contained in this press release or will be discussed on our conference call, including non-GAAP EPS and cash flow, non-GAAP gross profit, non-GAAP operating income, Adjusted EBITDA, non-GAAP net income, and non-GAAP net income per diluted share. We define Adjusted EBITDA as GAAP net income (loss) plus net interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, loss on extinguishment of debt/revolver, capped call mark to market (MTM) adjustment, restructuring expenses, integration expenses, COVID-19 expenses, acquisition-related expenses, gain on settlements and other infrequent or unusual items. Adjusted EBITDA is not a measure of financial performance calculated in accordance with U.S. GAAP and should be viewed as a supplement to, not a substitute for, our results of operations presented on the basis of U.S. GAAP. Adjusted EBITDA also does not purport to represent cash flow provided by, or used in, operating activities in accordance with U.S. GAAP and should not be used as a measure of liquidity.

The non-GAAP financial results presented herein or discussed on our conference call exclude share-based compensation expense, intangible amortization expense, loss on extinguishment of debt/revolver, capped call MTM adjustment, convertible debt original issue discount (OID) and fees, restructuring expenses, integration expenses, COVID-19 expenses, acquisition-related expenses, gain on settlements and other infrequent or unusual expenses, and with respect to non-GAAP diluted EPS, foreign currency gains (losses). These non-GAAP financial measures are provided to enhance the user’s overall understanding of our financial performance. By excluding these charges, as well as any related tax effects, our non-GAAP results provide information to management and investors that is useful in assessing SMART’s core operating performance and in evaluating and comparing our results of operations on a consistent basis from period to period. These non-GAAP financial measures are also used by management to evaluate financial results, to plan and forecast future periods, and to assess performance of certain executives for compensation purposes. The presentation of this additional information is not meant to be a substitute for the corresponding financial measures prepared in accordance with U.S. GAAP. In addition, these measures may not be used similarly by other companies and therefore may not be comparable between companies.

Contacts

Investor Relations

Suzanne Schmidt

Investor Relations for SMART

+ 1 (510) 360-8596

ir@smartm.com

Media

Maureen O’Leary

Sr Marcom/PR Manager
+1 (602) 330-6846
maureen.o’leary@smartm.com